Exhibit 99.1

BULLFROG ANNOUNCES NAME CHANGE TO AUGUSTA GOLD AND SHARE CONSOLIDATION; ADDS TO ITS BOARD AND MANAGEMENT

Vancouver, British Columbia, January 7, 2021 - Bullfrog Gold Corp. (BFGC:OTCQB; BFG:CSE; 11B:FSE) (“Bullfrog” or the “Company”) announces its intention for a corporate name change to Augusta Gold Corp., a consolidation of its capital on the basis of one (1) new share for every six (6) old shares held and a change to its trading symbol to ‘G’ on the Canadian Stock Exchange (“CSE”).

Highlights

•	Name change to Augusta Gold Corp.

•	Consolidation of its capital on a six old for one new basis

•	Trading symbol change on the CSE to ‘G’

•	Strengthens board of directors with the addition of Richard Warke, John Boehner and Poonam Puri

•	Strengthens management team

Maryse Belanger, President and CEO commented: “The name change reflects the changes in the management and leadership of the Company and underscores our focus on building a long-term business that delivers stakeholder value. By strengthening the board and management we now have in place the team with the industry expertise that will be key to delivering on our strategy which includes the goal of building one of the next operating mines in Nevada and undertaking a significant exploration drill program on our under-explored land package located in the prolific Bullfrog district.”

Board Appointments

The appointments to the board include Mr. Richard Warke as Executive Chairman, Ms. Poonam Puri and Mr. John Boehner as non-executive directors of the Company, effective immediately. Mr. David Beling has retired from the board of directors.

Mr. Warke is a Canadian business executive with more than 35 years of experience in the mining sector. Mr. Warke founded the Augusta Group and led a number of successful precious and base metal exploration and development companies from the initial discovery through the exploration, permitting and feasibility stages to their ultimate acquisitions, totalling over C$4.5 billion in the last ten years. Recently, Mr. Warke cofounded Equinox Gold and founded and serves as Executive Chair of Solaris Resources and Titan Mining.

Ms. Puri is an experienced corporate director and professor of business law at Osgoode Hall Law School in Toronto. She is also a practising lawyer and affiliated scholar at Davies Ward Phillips & Vineberg LLP. Ms. Puri currently serves on the boards of Canadian Apartment Properties Real Estate Investment Trust, the Canada Infrastructure Bank and Holland Bloorview Kids Rehabilitation Hospital. Ms. Puri has been recognized as one of the top 25 most influential lawyers in Canada by Canadian Lawyer Magazine. She has been named one of the 100 Most Powerful Women in Canada, and she is a past recipient of Canada’s Top 40 under 40 Award. Ms. Puri earned her Bachelor of Laws degree from the University of Toronto, and she holds a Master of Laws degree from Harvard Law School.

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Mr. Boehner served as the 53rd Speaker of the United States House of Representatives from 2011 to 2015. A member of the Republican Party, Mr. Boehner was the U.S. Representative from Ohio's 8th congressional district, serving from 1991 to 2015. He previously served as the House Minority Leader from 2007 until 2011, and House Majority Leader from 2006 until 2007. Following his career in government service, Mr. Boehner joined Squire Patton Boggs, a global law and public policy firm.

Management Appointments

The management team appointments include Michael McClelland as Chief Financial Officer, Tom Ellard as Chief Administrative Officer, Purni Parikh as Senior Vice President Corporate Affairs, Lynette Gould as Senior Vice President Investor Relations and Corporate Development, Tom Ladner as Vice President Legal, Johnny Pappas as Vice President Environmental and Planning, Scott Burkett as Vice President Exploration, John Hill as Vice President Human Resources and Safety and Bob Morgan as Vice President Capital Projects. Further information on the management team can be found at www.bullfroggold.com/management-team.

Share Consolidation

The Company’s Board of Directors and a majority of its stockholders have approved a consolidation (the “Consolidation”) of the common stock of the Company on a six-to-one basis. The Company currently has 336,456,288 shares of common stock outstanding and if completed, the Consolidation would reduce the issued and outstanding shares of common stock to approximately 56,076,048 common shares. The Company anticipates that the Consolidation will take effect on or about January 26, 2021 subject to regulatory approvals including the approval of the Financial Industry Regulatory Authority Inc. To the extent the reverse stock split would result in a stockholder owing a fractional share, such stockholder will have the number of post-Consolidation shares to which they are entitled rounded up to the next whole number of shares. No stockholders will receive cash in lieu of fractional shares. Proportionate adjustments will be made to the number of shares of common stock issuable upon exercise or conversion of Company's outstanding preferred shares, stock options and warrants.

Additional information regarding the Consolidation is available in the definitive information statement for the Consolidation filed by the Company with the U.S. Securities and Exchange Commission.

Enquiries:

Lynette Gould

SVP Investor Relations & Corporate Development

Telephone: 604-687-1717

Email: LGould@augustacorp.com

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About Bullfrog Gold Corp.

Bullfrog Gold is a rapidly growing exploration and development company focused on building a long-term business that delivers stakeholder value through developing the Bullfrog Gold Project and pursing accretive M&A opportunities. The Bullfrog Gold Project is located in the prolific Bullfrog district approximately 120 miles north-west of Las Vegas, Nevada and 4 miles west of Beatty, Nevada. The Company controls 6,750 acres of mineral rights including the Bullfrog and Montgomery-Shoshone deposits and has further identified significant additional mineralization around the existing pits and defined several exploration targets that could further enhance the Project.  The Company is led by a management team and board of directors with a proven track record of success in financing and developing mining assets and delivering shareholder value. For more information please visit www.bullfroggold.com.

Forward Looking Statements

Certain statements and information contained in this new release constitute "forward-looking statements", and "forward-looking information" within the meaning of applicable securities laws (collectively, "forward-looking statements"). These include statements regarding our intention for a corporate name change to Augusta Gold Corp., a consolidation of its capital on the basis of one (1) new share for every six (6) old shares held and a change to its trading symbol to ‘G’ on the Canadian Stock Exchange; that by strengthening the board and management we now have in place the team with the industry expertise that will be key to delivering on our strategy; the Company’s goal of building one of the next operating mines in Nevada and undertaking a significant exploration drill program on our under-explored land package located in the prolific Bullfrog district; that the Company anticipates that the Consolidation will take effect on or about January 26, 2021 subject to regulatory approvals; and the manner in which fractional shares and exchangeable securities will be adjusted under the Consolidation. Such forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used in this news release words such as “intention", “anticipates”, "will”, “goal” and similar expressions are intended to identify these forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements and/or information are reasonable, undue reliance should not be placed on forward-looking statements since the Company can give no assurance that such expectations will prove to be correct. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements, including risks that the required approvals for the consolidation and name change (including the approval of the Financial Industry Regulatory Authority Inc. and the Canadian Securities Exchange) are not obtained when expected (if at all) and the risks, uncertainties and other factors identified in the Company's periodic filings with Canadian securities regulators, and assumptions made with regard to the ability to advance exploration efforts at the Bullfrog Gold Project; the results of such exploration efforts; and the Company’s ability to advance its projects and achieve its growth objectives. These forward-looking statements are based largely on current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements were derived using numerous assumptions regarding expected project parameters, results of operations, performance and business prospects and opportunities that could cause actual results to differ materially from those in the forward-looking statements. While the company considers these assumptions to be reasonable, based on information currently available, they may prove to be incorrect.

Forward-looking statements are based on information available at the time those statements are made and/or management's and/or its qualified persons' good faith belief as of that time with respect to future events, and are subject to information currently available, they may prove to be incorrect. Forward-looking statements are based on information available at the time those statements are made and/or management's and/or its qualified persons' good faith belief as of that time with respect to future events, and are subject to known and unknown risks and uncertainties outlined in the Company's corporate disclosure and other documents filed on www.sec.gov and www.sedar.com, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date those statements are made. Except as required by applicable law, we assume no obligation to update or to publicly announce the results of any change to any forward-looking statement contained herein to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward- looking statements. If we update any one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should not place undue importance on forward-looking statements and should not rely upon these statements as of any other date. All forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement.

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